SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                           -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2007


                           FLORIDA ROCK INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

       FLORIDA                    1-7159           59-0573002
 -----------------           ---------------     ---------------
(State or other              (Commission         (I.R.S. Employer
jurisdiction                  File Number)      Identification No.)
of incorporation)

155 East 21st Street
Jacksonville, Florida                                 32206
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(Address of principal executive offices)	     (Zip Code)


Registrant's telephone number, including area code:  (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        CURRENT REPORT ON FORM 8-K

                       FLORIDA ROCK INDUSTRIES, INC.

                             November 6, 2007


ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

	On November 6, 2007, Florida Rock Industries, Inc. (the "Company") sent a notice to affected participants and beneficiaries with an account in the Company's Florida Rock Industries, Inc. Profit Sharing and Deferred Earnings Plan and The Arundel Corporation Profit Sharing and Savings Plan ("Plan" or "Plans") informing them that the Plans would be temporarily suspending investments in and trading of Company common stock in connection with the anticipated closing of the merger between the Company and Vulcan Materials Company, which requires the cessation of all trading of Company common stock in anticipation of the merger.

	On November 6, 2007, the Company sent a notice to its executive officers and directors of the blackout period and the related restrictions on transactions in the Company's equity securities pursuant to Section 306(a) of the Sarbanes Oxley Act of 2002 and Regulation BTR promulgated thereunder. A copy of the notice provided to the executive officers and directors is attached as Exhibit 99.1 hereto and incorporated by reference into this
Item 5.04.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(d)	Exhibits.

         99.1	Important Notice regarding SOX  Blackout Period and
                Restrictions on Directors and Officers Ability to Trade in Company Securities.

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                                SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				FLORIDA ROCK INDUSTRIES, INC.


Date:  November 6, 2007		By:  /s/ John D. Milton, Jr.
        			------------------------------------
                                John D. Milton, Jr.
                                Executive Vice President and
                                Chief Financial Officer


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